UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 22463

Ironwood Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Registrant’s annual report transmitted to unit holders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is as follows:

FINANCIAL STATEMENTS

Ironwood Multi-Strategy Fund LLC
Year Ended April 30, 2016
With Report of Independent Registered Public Accounting Firm

Ironwood Multi-Strategy Fund LLC
Financial Statements
Year Ended April 30, 2016

Supplemental Information (unaudited)

Audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Members of
Ironwood Multi-Strategy Fund LLC

We have audited the accompanying statement of assets and liabilities of Ironwood Multi-Strategy Fund LLC (the “Fund”) as of April 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ironwood Multi-Strategy Fund LLC at April 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods then ended in conformity with U.S. generally accepted accounting principles.

June 23, 2016

1

Ironwood Multi-Strategy Fund LLC
Statement of Assets and Liabilities
April 30, 2016

Assets
Cash	$197,000
Investment in Ironwood Institutional Multi-Strategy Fund LLC, at fair value (cost $1,230,531,652)	1,179,795,088
Advance subscriptions to Ironwood Institutional Multi-Strategy Fund LLC	16,429,893
Other assets	9,167
Total assets	1,196,431,148

Liabilities
Subscriptions received in advance	16,677,697
Payable to Adviser	3,055,473
Accrued expenses	30,883
Total liabilities	19,764,053

Net assets	$1,176,667,095

Net assets consist of:
Paid-in capital	1,228,631,601
Accumulated net investment loss	(3,335,717)
Accumulated undistributed net realized gain on investments	2,107,775
Net unrealized depreciation on investments	(50,736,564)
Net assets	$1,176,667,095

Net asset value per unit
1,124,105.37 units issued and outstanding, no par value	$1,046.76

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

2

Ironwood Multi-Strategy Fund LLC
Statement of Operations
Year Ended April 30, 2016

Investment income
Dividend income from Ironwood Institutional Multi-Strategy Fund LLC	$29,175,362
Other income	15,220
Total investment income	29,190,582

Expenses
Account servicing fees	8,286,430
Expense limitation recapture	894,165
Filing fees	99,068
Professional fees	92,925
Directors’ fees	82,083
Administration fees	24,500
Other	99,872
Total expenses	9,579,043

Net investment income	19,611,539

Realized and unrealized gain (loss) on investment in Ironwood Institutional Multi-Strategy Fund LLC
Net realized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	3,261,369
Net change in unrealized appreciation/depreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	(79,684,579)
Net realized and unrealized loss on investment in Ironwood Institutional Multi-Strategy Fund LLC	(76,423,210)
Net decrease in net assets resulting from operations	$(56,811,671)

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

3

Ironwood Multi-Strategy Fund LLC
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2016	April 30, 2015

Operations
Net investment income	$19,611,539	$21,720,341
Net realized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	3,261,369	1,253,704
Net change in unrealized appreciation/depreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	(79,684,579)	14,479,074
Net increase (decrease) in net assets resulting from operations	(56,811,671)	37,453,119

Distributions to Members
Distributions from net investment income	(18,922,507)	(23,026,583)
Distributions from net realized gains	(3,141,706)	(647,115)
Decrease in net assets resulting from distributions to Members	(22,064,213)	(23,673,698)

Member transactions
Subscriptions (representing 251,328.04 and 330,360.40 units, respectively)	274,941,408	368,321,464
Reinvestment of distributions (representing 19,264.44 and 20,250.43 units, respectively)	20,721,126	22,241,148
Redemptions (representing 36,873.17 and 12,407.90 units, respectively)	(40,569,864)	(13,794,818)
Net increase in net assets resulting from Member transactions	255,092,670	376,767,794

Net increase in net assets	176,216,786	390,547,215
Net assets, beginning of year	1,000,450,309	609,903,094
Net assets, end of year	$1,176,667,095	$1,000,450,309

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

4

Ironwood Multi-Strategy Fund LLC
Statement of Cash Flows
Year Ended April 30, 2016

Operating activities
Net decrease in net assets resulting from operations	$(56,811,671)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	(3,261,369)
Net change in unrealized appreciation/depreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	79,684,579
Purchases of investments in Ironwood Institutional Multi-Strategy Fund LLC	(294,845,114)
Proceeds from sales of investments in Ironwood Institutional Multi-Strategy Fund LLC	40,554,644
Decrease in advance subscriptions to Ironwood Institutional Multi-Strategy Fund LLC	5,797,628
Decrease in redemptions receivable from Ironwood Institutional Multi-Strategy Fund LLC	596,426
Increase in other assets	(9,167)
Increase in payable to Adviser	1,626,326
Increase in accrued expenses	2,045
Decrease in other liabilities	(150,000)
Net cash used in operating activities	(226,815,673)

Financing activities
Subscriptions received	269,519,800
Redemptions paid	(41,166,290)
Distributions paid	(1,343,087)
Net cash provided by financing activities	227,010,423

Net change in cash	194,750
Cash, beginning of year	2,250
Cash, end of year	$197,000

Supplemental disclosure of cash flow information
Non-cash reinvestment of distributions	$20,721,126

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

5

Ironwood Multi-Strategy Fund LLC
Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$1,123.61	$1,104.53	$1,084.83	$1,040.97	$1,043.42
Net investment income(a)	19.06	29.20	60.84	33.60	7.07
Net realized and unrealized gain (loss) on investment in Ironwood Institutional Multi-Strategy Fund LLC	(74.27)	21.15	22.99	62.09	0.18
Net increase (decrease) in net assets resulting from operations	(55.21)	50.35	83.83	95.69	7.25
Distributions paid from:
Net investment income	(18.56)	(30.41)	(63.92)	(51.83)	(9.70)
Net realized gains	(3.08)	(0.86)	(0.21)	-	-
Total distributions	(21.64)	(31.27)	(64.13)	(51.83)	(9.70)
Net asset value, end of year	$1,046.76	$1,123.61	$1,104.53	$1,084.83	$1,040.97
Total return(b)	(4.97%)	4.62%	7.90%	9.50%	0.74%
Ratio of total expenses to average net assets before expense waivers and reimbursements(c)	0.87%	0.84%	1.02%	1.32%	2.29%
Ratio of total expenses to average net assets after expense waivers and reimbursements(c)	0.87%	0.79%	0.75%	0.76%	0.36%
Ratio of net investment income to average net assets(c)	1.79%	2.61%	5.16%	3.52%	0.98%
Ratio of total expenses to average net assets after expense waivers and reimbursements of Ironwood Institutional Multi-Strategy Fund LLC	1.44%	1.57%	1.56%	1.59%	2.07%
Net assets, end of year (in thousands)	$1,176,667	$1,000,450	$609,903	$177,432	$42,326

(a) Calculated based on the average units outstanding methodology.

(b) Total return assumes a subscription of a unit in the Fund at the beginning of the year, a repurchase of the unit on the last day of the year, and the re-investment of all distributions during the year.

(c) Ratios do not reflect the Fund’s proportionate share of the income and expenses of Ironwood Institutional Multi-Strategy Fund LLC.

The above ratios and total return have been calculated for the Members taken as a whole. An individual Member's return and ratios may vary from these returns and ratios due to the timing of unit transactions.

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

6

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements
Year Ended April 30, 2016

1. Organization

Ironwood Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010 and commenced operations on January 1, 2011. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, non-diversified management investment company.  The Fund is also registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund currently complies, and intends to continue to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by investing substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”).

Ironwood Capital Management serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser is also registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program, management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a feeder fund in a master-feeder structure whereby the Fund invests substantially all of its assets in the Master Fund. The Master Fund has the same investment objective as the Fund. As of April 30, 2016, the Fund’s investment in the Master Fund represented 59.63% of the Master Fund’s net assets. The consolidated financial statements of the Master Fund, including the consolidated schedule of investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

Units of the Fund are issued to eligible investors (referred to as “Members”). The minimum initial investment is $50,000, subject to waiver by the Adviser. The minimum subsequent investment is $10,000, subject to waiver by the Adviser. Members may purchase their units only through a selling agent or directly from the Fund, generally as of the first business day of the month.

The Board, in its sole and absolute discretion, may authorize the Fund to make a tender offer to repurchase Members’ units (an “Offer”). An Offer to repurchase Members’ units will only be made to Members at the same time as, and in parallel with, each repurchase offer made by the Master Fund to its members, including the Fund. Members of the Fund will be treated as if they are members of the Master Fund and subject to the terms of the Master Fund’s repurchase offer.

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

7

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements
Year Ended April 30, 2016

1. Organization (continued)

In determining whether the Fund should make an Offer to repurchase units from Members, the Board will consider, among other things, the recommendation of the Adviser. Each Offer will generally apply to up to 10% of the net assets of the Master Fund. The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase units from Members semi-annually on June 30 and December 31. A 5% early repurchase fee is charged on repurchased units that have been held less than one year, payable to the Fund. The Board, in its sole discretion, may waive the imposition of the early repurchase fee.

The Fund utilizes State Street Bank and Trust Company (the “Administrator”) as its independent administrator.

2. Significant Accounting Policies

Basis of Presentation

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Such policies are consistently followed by the Fund in the preparation of its financial statements. The financial statements are expressed in U.S. dollars.

The Fund is an investment company. As such, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of these financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s units held in the Master Fund valued at their per unit net asset value. Valuation of investment funds held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements. The performance of the Fund is directly affected by the

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

8

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investment in the Master Fund (continued)

performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insurable limits. The Adviser monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. The Fund generally holds cash accounts with an affiliate of the Fund’s Administrator.

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses, and realized and unrealized gains (losses) are recorded monthly. The change in the Master Fund’s net asset value is included in net change in unrealized appreciation/depreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC on the statement of operations. Realized gain (loss) from investment in the Master Fund is calculated using the specific identification methodology.

Income dividends and capital gains distributions received by the Fund from the Master Fund are automatically reinvested in additional units of the Master Fund, to the extent that the Fund’s Members have elected to reinvest dividends in accordance with the Fund’s dividend reinvestment plan.

Income Taxes

The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the Code applicable to Regulated Investment Companies (“RICs”) and distributes substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of April 30, 2016. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax in interest expense and penalties in other expenses on the statement of operations. The open tax years under potential examination vary by jurisdiction, but in general tax authorities can examine all tax returns filed for the last three tax years.

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

9

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

The Fund has a tax year that ends on April 30. Prior to January 1, 2015, the Fund’s tax year ended on December 31.

As of April 30, 2016, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investment for tax purposes	$1,230,531,652

Gross tax unrealized appreciation	$1,396,863
Gross tax unrealized depreciation	(52,133,427)
Net tax unrealized depreciation on investment	$(50,736,564)

Permanent differences, primarily due to re-classification of dividend income from the Master Fund resulted in the following reclassifications among the Fund’s components of net assets as of April 30, 2016:

Accumulated net investment loss	$(1,375,892)
Accumulated undistributed net realized gain from investments	1,375,892

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the tax year ended April 30, 2016, the four months ended April 30, 2015, and the tax year ended December 31, 2014 were as follows:

Tax Period	Ordinary	Net Capital Gains
Year ended April 30, 2016	$18,905,425	$3,158,788
Four months ended April 30, 2015	-	-
Year ended December 31, 2014	23,026,583	647,115

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$2,107,775
Qualified late-year losses	(3,335,717)
Unrealized depreciation	(50,736,564)

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

10

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Distribution of Income and Gains (continued)

As of April 30, 2016, the Fund did not have any available unused short-term capital losses or unused long-term capital losses for federal income tax purposes.

Qualified late-year losses represent ordinary losses incurred after December 31, 2015. For federal income tax purposes, these losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended April 30, 2016, the Fund intends to defer late-year ordinary losses of $3,335,717 to May 1, 2016.

Dividend Reinvestment Plan

Each Member will have all income distributions and capital gains distributions automatically reinvested in additional units unless such Member specifically elects to receive all income distributions and capital gains distributions in cash.

3. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented on the statement of assets and liabilities.

The units of account that are valued by the Fund are its units in the Master Fund and not the underlying holdings of the Master Fund. Thus, the inputs used by the Fund to value its investment in the Master Fund may differ from the inputs used to value the underlying holdings of the Master Fund.

4. Account Servicing Fee, Related Party Transactions, and Other Expenses

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Fund’s units. The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agree to participate in the distribution of the Fund’s units. Investments may be subject to a sales charge (a “Sales Charge”) of up to 3.00%.  The Sales Charge is in addition to the subscription price for units and does not form a part of an investor’s investment in the Fund. Generally, the Sales Charge relating to units is paid directly to the Selling Agent that assisted in the placement of such units. In certain cases, the Sales Charge may be remitted to the Fund. In those situations, the Fund remits the Sales Charge to the Distributor, which in turn forwards the Sales Charge to the Selling Agent.

The Fund pays to the Adviser an account servicing fee (the “Account Servicing Fee”). The Account Servicing Fee will accrue monthly at a rate equal to 0.0625% (0.75% per annum) of the Fund’s net asset value as of the close of business on the last calendar day of each month, before adjustments for any repurchases effective on that day. The Account Servicing Fee is

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

11

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

4. Account Servicing Fee, Related Party Transactions, and Other Expenses (continued)

payable in arrears as of the last calendar day of the applicable quarter. The Adviser may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to units to a Selling Agent that assisted in the servicing of accounts. For the year ended April 30, 2016, the Fund incurred Account Servicing Fees of $8,286,430, of which $2,161,308 was payable to the Adviser as of April 30, 2016.

The Fund incurs all ongoing ordinary administrative and operational costs of the Fund including (but not limited to) legal costs, accounting costs, fees paid to the Administrator, filing fees, taxes, and any extraordinary operating expenses. The Fund also incurs certain expenses indirectly via its investment in the Master Fund. Such indirect expenses are included in the net change in unrealized appreciation/depreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC on the statement of operations.

The Adviser has entered into an agreement (the “Expense Limitation Agreement”) with the Fund and the Master Fund whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s and Master Fund’s monthly expenses (excluding taxes, brokerage commissions, interest expense and commitment fees incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, the advisory fee paid by the Master Fund, and the Account Servicing Fee paid by the Fund) to the extent necessary to ensure that the monthly expenses of the Fund will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the prospectus that was in effect at the time of the original waiver.

For the year ended April 30, 2016, the Adviser recaptured $894,165 of previously waived expenses under the Expense Limitation Agreement. Such amount is included on the statement of operations as an increase to current period expenses. As of April 30, 2016, the entire amount recaptured was payable to the Adviser and is included in Payable to Adviser on the statement of assets and liabilities.

As of April 30, 2016, the amount subject to potential future reimbursement to the Adviser is $1,178,945.  Such potential future reimbursements will expire as follows:

April 30, 2017	$587,879
April 30, 2018	591,066
Total	$1,178,945

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

12

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

4. Account Servicing Fee, Related Party Transactions, and Other Expenses (continued)

Compensation to the independent directors for the year ended April 30, 2016 was $82,083.

As of April 30, 2016, an interested director of the Fund held 0.01% of the units of the Fund.

5. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications and that contain a variety of representations and warranties. The Fund’s maximum exposure in connection with these contracts is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, no claims have been made under these indemnities in the past, and while there can be no assurances in this regard, the Fund is not aware of any such claims that may be made in the future.

6. Subsequent Events

The Adviser has performed a subsequent events review and determined that there were no subsequent events which would have a significant impact on the Fund’s financial position or results of operations.

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

13

CONSOLIDATED FINANCIAL STATEMENTS

Ironwood Institutional Multi-Strategy Fund LLC
Year Ended April 30, 2016
With Report of Independent Registered Public Accounting Firm

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Statements
Year Ended April 30, 2016

Contents

Report of Independent Registered Public Accounting Firm	1
Consolidated Statement of Assets and Liabilities	2
Consolidated Schedule of Investments	3
Consolidated Statement of Operations	5
Consolidated Statements of Changes in Net Assets	6
Consolidated Statement of Cash Flows	7
Consolidated Financial Highlights	8
Notes to Consolidated Financial Statements	9

Supplemental Information (unaudited)

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Members of
Ironwood Institutional Multi-Strategy Fund LLC

We have audited the accompanying consolidated statement of assets and liabilities of Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including the consolidated schedule of investments, as of April 30, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of investments owned as of April 30, 2016, by correspondence with the investment managers or administrators of the investment funds.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Ironwood Institutional Multi-Strategy Fund LLC at April 30, 2016, the consolidated results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

June 23, 2016

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Assets and Liabilities
April 30, 2016

Assets
Cash and cash equivalents	$243,226,367
Investments in investment funds, at fair value (cost $1,681,136,504)	1,802,151,958
Advance subscriptions to investment funds	21,000,000
Redemptions receivable from investment funds	3,792,194
Other assets	76,696
Total assets	2,070,247,215

Liabilities
Payable on credit facility	60,130,899
Advance subscriptions from Ironwood Multi-Strategy Fund LLC	16,429,893
Advance subscriptions	9,060,897
Payable to Adviser	5,799,137
Redemptions payable	41,818
Accrued expenses	275,900
Total liabilities	91,738,544

Net assets	$1,978,508,671

Net assets consist of:
Paid-in capital	$2,049,205,357
Accumulated net investment loss	(166,611,705)
Accumulated net realized loss	(25,100,435)
Net unrealized appreciation on investments	121,015,454
Net assets	$1,978,508,671

Net asset value per unit
1,865,988.22 units issued and outstanding, no par value	$1,060.30

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
April 30, 2016

Description	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)

Investment Funds
Relative Value:
Citadel Kensington Global Strategies Fund Ltd.	$162,031,145	$200,440,285	10.13%	6/30/2016	Quarterly (3)
D.E. Shaw Composite International Fund	76,672,762	105,752,751	5.35	6/30/2016	Quarterly (4)
D.E. Shaw Valence International Fund, LP	32,000,000	36,588,172	1.85	6/30/2016	Quarterly (5)
HBK Multi-Strategy Offshore Fund Ltd.	46,604,141	47,407,238	2.40	6/30/2016	Quarterly (6)
Hutchin Hill Capital Offshore Fund, Ltd.	97,818,730	98,070,852	4.96	6/30/2016	Quarterly (6)
Tilden Park Offshore Investment Fund Ltd.	65,500,000	63,393,285	3.20	6/30/2016	Quarterly (6)
Two Sigma Absolute Return Cayman Fund, Ltd.	26,000,000	26,356,949	1.33	5/31/2016	Monthly
Two Sigma Risk Premia Cayman Fund, Ltd.	31,000,000	31,047,555	1.57	5/31/2016	Monthly
Two Sigma Risk Premia Enhanced Cayman Fund, Ltd.	31,000,000	31,051,903	1.57	5/31/2016	Monthly
Total Relative Value	568,626,778	640,108,990	32.36

Market Neutral and Low Net Equity:
3G Natural Resources Offshore Fund, Ltd.	76,000,000	70,980,394	3.59	6/30/2016	Quarterly
Anchor Bolt Offshore Fund, Ltd.	63,142,667	59,981,160	3.03	6/30/2016	Quarterly
Citadel Global Equities Fund Ltd.	25,528,757	32,800,815	1.66	5/31/2016	Monthly (7)
Darsana Overseas Fund, Ltd.	22,694,249	21,856,921	1.10	12/31/2016	Quarterly (8)
Millennium International, Ltd.	144,072,870	169,276,472	8.56	6/30/2016	Quarterly (6)
Suvretta Offshore Fund, Ltd	85,100,000	97,532,021	4.93	6/30/2016	Quarterly
Vinci Vernier Offshore Fund, Ltd.	53,000,000	48,064,447	2.43	12/31/2016	Quarterly
Total Market Neutral and Low Net Equity	469,538,543	500,492,230	25.30

Event-Driven:
Elliott International Limited	97,825,000	115,016,532	5.81	6/30/2018	Quarterly (9)
HG Vora Special Opportunities Fund, Ltd.	145,000,000	152,090,455	7.69	5/31/2016	Monthly (10)
JMB Capital Partners Offshore, Ltd.	44,998,661	40,779,481	2.06	6/30/2016	Annually
Roystone Capital Offshore Fund Ltd.	89,000,000	78,541,487	3.97	6/30/2016	Quarterly (11)
XPI Holding I Ltd	9,992	9,151	0.00	n/a	Other (12)
Total Event-Driven	376,833,653	386,437,107	19.53

Distressed and Credit Securities:
Cerberus International II, Ltd.	72,138,003	74,591,411	3.77	6/30/2016	Semi-annually (13)
Cerberus International SPV, Ltd	3,034,407	4,741,997	0.24	n/a	Other (12)
Cerberus International, Ltd.*	1,052,690	1,329,140	0.07	n/a	Other (12)
King Street Capital, Ltd.**	2,508	3,043	0.00	n/a	Other (12)
Monarch Debt Recovery Fund Ltd	59,239,803	57,375,132	2.90	6/30/2016	Annually
Panning Overseas Fund, Ltd.	15,150,828	13,215,589	0.67	6/30/2016	Quarterly (6)
Silver Point Capital Offshore Fund, Ltd.	115,519,291	123,857,319	6.25	6/30/2016	Annually
Total Distressed and Credit Securities:	266,137,530	275,113,631	13.90

Total investments in investment funds	$1,681,136,504	$1,802,151,958	91.09%

Other assets, less liabilities		176,356,713	8.91

Net assets		$1,978,508,671	100.00%

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2016

All investment funds are domiciled in the Cayman Islands except as noted.
* Investment fund is domiciled in the Bahamas.
** Investment fund is domiciled in the British Virgin Islands.

(1) Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after April 30, 2016 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 120 days. Lock-up periods range from 12 to 24 months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.

(3) Approximately 79% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  The remaining 21% of this investment is available for redemption every 18 months.

(4) Subject to a 12.5% quarterly investor level gate.

(5) Subject to an 8.33% investor level gate.  If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(6) Subject to a 25% quarterly investor level gate.

(7) Subject to a 16.67% monthly investor level gate.

(8) Subject to a 20% annual investor level gate.

(9) Approximately 80% of this investment is available for redemption quarterly. The remaining 20% of this investment is available for redemption semi-annually, subject to a 25% investor level gate.

(10) This investment is available for redemption monthly. Effective July 1, 2016, this investment will be available for redemption quarterly, subject to a 25% investor level gate.

(11) Approximately 66% of this investment is subject to a 25% quarterly investor level gate.  The remaining 34% of this investment is subject to a 12.5% quarterly investor level gate.

(12) These investment funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

(13) Subject to a 16.67% semi-annual investor level gate.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Operations
Year Ended April 30, 2016

Investment income
Other income	$2,243

Expenses
Advisory fees	22,018,410
Administration fees	1,385,206
Commitment fees	845,955
Professional fees	707,855
Interest expense	430,892
Custody fees	348,427
Directors’ fees	82,083
Filing fees	79,747
Other	193,126
Total expenses	26,091,701

Net investment loss	(26,089,458)

Realized and unrealized loss from investments in investment funds
Net realized loss on redemptions from investments in investment funds	(7,339,730)
Net change in unrealized appreciation/depreciation on investments in investment funds	(44,764,037)
Net realized and unrealized loss on investments in investment funds	(52,103,767)
Net decrease in net assets resulting from operations	$(78,193,225)

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2016	April 30, 2015

Operations
Net investment loss	$(26,089,458)	$(21,133,619)
Net realized gain (loss) on redemptions from investments in investment funds	(7,339,730)	10,431,525
Net change in unrealized appreciation/depreciation on investments in investment funds	(44,764,037)	82,025,679
Net increase (decrease) in net assets resulting from operations	(78,193,225)	71,323,585

Distributions to Members
Distributions from net investment income	(45,919,632)	(45,738,839)
Distributions from net realized gains	(2,302,350)	-
Decrease in net assets resulting from distributions to Members	(48,221,982)	(45,738,839)

Member transactions
Subscriptions (representing 448,032.31 and 539,466.68 units, respectively)	495,180,160	607,060,716
Reinvestment of distributions (representing 42,289.14 and 39,288.45 units, respectively)	45,905,784	43,463,401
Redemptions (representing 70,318.75 and 26,491.07 units, respectively)	(78,135,186)	(29,595,423)
Net increase in net assets resulting from Member transactions	462,950,758	620,928,694

Net increase in net assets	336,535,551	646,513,440
Net assets, beginning of year	1,641,973,120	995,459,680
Net assets, end of year	$1,978,508,671	$1,641,973,120

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Cash Flows
Year Ended April 30, 2016

Operating activities
Net decrease in net assets resulting from operations	$(78,193,225)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized loss on redemptions from investments in investment funds	7,339,730
Net change in unrealized appreciation/depreciation on investments in investment funds	44,764,037
Purchases of investments in investment funds	(557,388,003)
Proceeds from sales of investments in investment funds	342,019,860
Decrease in advance subscriptions to investment funds	44,000,000
Decrease in redemptions receivable from investment funds	15,591,969
Decrease in other assets	26,425
Increase in payable to Adviser	383,112
Increase in accrued expenses	125,487
Decrease in subscriptions payable to investment funds	(3,251,057)
Net cash used in operating activities	(184,581,665)

Financing activities
Subscriptions received	481,710,100
Redemptions paid	(79,250,325)
Distributions paid	(2,316,198)
Proceeds from credit facility	1,401,900,000
Repayments of credit facility	(1,466,407,958)
Net cash provided by financing activities	335,635,619

Net change in cash and cash equivalents	151,053,954
Cash and cash equivalents, beginning of year	92,172,413
Cash and cash equivalents, end of year	$243,226,367

Supplemental disclosure of cash flow information
Interest paid	$430,892
Non-cash reinvestment of distributions	$45,905,784

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$1,135.54	$1,113.84	$1,091.15	$1,044.82	$1,044.62
Net investment loss(a)	(15.43)	(17.63)	(18.05)	(15.42)	(21.35)
Net realized and unrealized gain (loss) from investments in investment funds	(30.82)	77.14	110.84	119.42	32.25
Net increase (decrease) in net assets resulting from operations	(46.25)	59.51	92.79	104.00	10.90
Distributions paid from:
Net investment income	(27.60)	(37.81)	(70.10)	(57.67)	(10.70)
Net realized gains	(1.39)	-	-	-	-
Total distributions	(28.99)	(37.81)	(70.10)	(57.67)	(10.70)
Net asset value, end of year	$1,060.30	$1,135.54	$1,113.84	$1,091.15	$1,044.82
Total return(b)	(4.13%)	5.43%	8.71%	10.31%	1.09%
Ratio of total expenses to average net assets before expense waivers and reimbursements (c)	1.44%	1.57%	1.56%	1.71%	2.85%
Ratio of total expenses to average net assets after expense waivers and reimbursements (c)	1.44%	1.57%	1.56%	1.59%	2.07%
Ratio of net investment loss to average net assets(d)	(1.44%)	(1.57%)	(1.56%)	(1.59%)	(2.07%)
Portfolio turnover	19.20%	8.73%	17.74%	8.67%	3.92%
Net assets, end of year (in thousands)	$1,978,509	$1,641,973	$995,460	$378,944	$110,330

(a) Calculated based on the average units outstanding methodology.

(b) Total return assumes a subscription of a unit in the Fund at the beginning of the year, a repurchase of the unit on the last day of the year, and the re-investment of all distributions during the year.

(c) Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.

(d) Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.

The above ratios and total return have been calculated for the Members taken as a whole. An individual Member’s return and ratios may vary from these returns and ratios due to the timing of unit transactions.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements Year Ended April 30, 2016

1.  Organization

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010 and commenced operations on January 1, 2011. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, non-diversified management investment company.  The Fund is also registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund currently complies, and intends to continue to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by allocating capital among a number of pooled investment vehicles that are generally organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes. Each is managed by an independent investment manager pursuant to various alternative investment strategies, including relative value; market neutral and low net equity; event-driven; and distressed and credit securities.

Ironwood Capital Management serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”).  The Adviser is also registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association.  The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a master fund in a master-feeder structure whereby a feeder fund invests substantially all of its assets in the Fund. As of April 30, 2016, Ironwood Multi-Strategy Fund LLC, the feeder fund to the Fund, represented 59.63% of the Fund’s net assets. Other investors in the Fund include high net worth individuals, foundations, pensions, and other institutions. Units of the Fund are issued to eligible investors (referred to as “Members”). The minimum initial investment is $50,000, subject to waiver by the Adviser. The minimum subsequent investment is $10,000, subject to waiver by the Adviser. Members may purchase their units only through a selling agent or directly from the Fund, generally as of the first business day of the month.

The Board, in its sole and absolute discretion, may authorize the Fund to make a tender offer to repurchase Members’ units (an “Offer”). In determining whether the Fund should make an Offer to repurchase units from Members, the Board will consider, among other things, the recommendation of the Adviser.  Each Offer will generally apply to up to 10% of the net assets of the Fund.  The Adviser expects that it will recommend to the Board that the Fund make an

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

1. Organization (continued)

Offer to repurchase units from Members semi-annually on June 30 and December 31.  A 5% early repurchase fee is charged on repurchased units that have been held less than one year, payable to the Fund.  The Board, in its sole discretion, may waive the imposition of the early repurchase fee.

The Fund utilizes State Street Bank and Trust Company (the “Administrator”) as its independent administrator.

The Bank of New York Mellon (the “Custodian”) serves as custodian for the Fund.

2. Significant Accounting Policies

Basis of Presentation

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).  Such policies are consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements are expressed in U.S. dollars.

The Fund is an investment company. As such, these consolidated financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Basis of Consolidation

The consolidated financial statements include the financial position and the results of operations of the Fund and its wholly owned subsidiaries, Ironwood Multi-Strategy Fund Ltd. (“CFC”), a Cayman Islands controlled foreign corporation and Ironwood Multi-Strategy Fund LP (“IMSLP”), a Delaware limited partnership. The wholly owned subsidiaries have the same investment objective as the Fund. CFC is primarily used to invest in investment funds which do not allow U.S. entities to invest directly. IMSLP is used when the Fund has determined that owning certain investment funds within a domestic limited partnership structure would be beneficial. As of April 30, 2016 no investment funds were held by the wholly owned subsidiaries.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Portfolio Valuation

The Fund values its investments in investment funds at fair value in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”). See Note 4 for more information.

Cash and cash equivalents

The Fund defines cash equivalents as short-term, highly liquid investments with original maturities of three months or less at the date of acquisition. The Fund places its cash and cash equivalents in accounts with entities that are affiliated with the Custodian and the Administrator and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Adviser monitors the financial condition of such entities and does not anticipate any losses from these counterparties. As of April 30, 2016, cash equivalents of $7,404,588 consist of investments in a money market fund.  These investments are valued at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in investment funds’ fair values are included in net change in unrealized appreciation/depreciation on investments in investment funds on the consolidated statement of operations. Realized gain (loss) from investments in investment funds is calculated using the specific identification methodology.

Income Taxes

The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the Code applicable to Regulated Investment Companies (“RICs”) and distributes substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of April 30, 2016. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax in interest expense and penalties in other expenses on the consolidated statement of operations. The open tax years under potential examination vary by jurisdiction, but in general tax authorities can examine all tax returns filed for the last three tax years.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

The Fund has a tax year that ends on April 30. Prior to January 1, 2015, the Fund’s tax year ended on December 31.

The Fund generally invests in investment funds organized outside the U.S. that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). Certain PFICs provide information regarding the amount of U.S. taxable income and gain. For such PFICs, the Fund has made Qualified Electing Fund (“QEF”) elections for tax purposes.

For other PFICs that do not provide information regarding taxable income and gain, the Fund has made mark-to-market elections which convert any unrealized gain to ordinary taxable income.

Net investment income (loss) and net realized gain (loss) from investments in investment funds may not be treated the same for financial statement and for U.S. tax purposes. Temporary book-tax differences result when the Fund holds an investment in an investment fund, and such temporary book-tax differences generally become permanent upon disposal of the investment fund.

As of April 30, 2016, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:
Cost of investments for tax purposes	$1,841,790,502

Gross tax unrealized appreciation	$670,539
Gross tax unrealized depreciation	(40,309,083)
Net tax unrealized depreciation on investments	$(39,638,544)

Permanent differences, primarily due to the sale of marked-to-market PFICs resulted in the following reclassifications among the Fund’s components of net assets as of April 30, 2016:

Accumulated net investment loss	$14,403,268
Accumulated net realized loss	$(14,403,268)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Distribution of Income and Gains (continued)

The tax character of distributions paid during the tax year ended April 30, 2016, the four months ended April 30, 2015, and the tax year ended December 31, 2014 were as follows:

Tax Period	Ordinary	Net Capital Gains
Year ended April 30, 2016	$45,919,632	$2,302,350
Four months ended April 30, 2015	-	-
Year ended December 31, 2014	45,738,839	-

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Qualified late-year losses	$(28,947,442)
Accumulated capital losses	(2,110,700)
Unrealized depreciation	(39,638,544)

Qualified late-year losses are comprised of capital losses incurred after October 31, 2015, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2015 and specified losses incurred after October 31, 2015. For federal income tax purposes, these losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended April 30, 2016, the Fund intends to defer to May 1, 2016, qualified late-year losses as follows:

Late-year ordinary losses	$(11,621,283)
Post October short-term capital losses	(392,005)
Post October long-term capital losses	(16,934,154)

In addition, as of April 30, 2016, the Fund had available for federal income tax purposes unused short-term capital losses that will not expire of $45,333 and long-term capital losses that will not expire of $2,065,367.

Dividend Reinvestment Plan

Each Member will have all income distributions and capital gains distributions automatically reinvested in additional units unless such Member specifically elects to receive all income distributions and capital gains distributions in cash.

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

3. Financial Instruments with Off-Balance Sheet Risk (continued)

The Fund’s risk of loss in these investment funds is limited to the value of the Fund’s interest in these investment funds as reported by the Fund.

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented on the consolidated statement of assets and liabilities.

The Fund invests in other investment funds and is permitted, as a practical expedient, to estimate the fair value of its investments in other investment funds based on the Fund’s pro-rata interest in the net assets of each investment fund, as such value is supplied by, or on behalf of, the investment fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the investment funds’ respective investment managers are typically estimates, subject to subsequent revision by such investment managers. Such values are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda. The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Adviser has designed ongoing due diligence processes with respect to investment funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each investment fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such investment fund and to independently determine the fair value of the Fund’s interest in such investment fund.

The Adviser has designated a committee to oversee the valuation process of the Fund’s investments (the “Valuation Committee”).  The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures.  The Valuation Committee meets on a quarterly basis or more frequently as needed.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board supervision. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available.  As of April 30, 2016, and for the year ended, no investments were fair valued by the Valuation Committee.

As of April 30, 2016, approximately 0.31% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.  The Adviser cannot estimate the timing of when these investments will be liquidated.

The following is a summary of the investment strategies of the investment funds held by the Fund as of April 30, 2016.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies.  Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase.  Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within this strategy require a 90 to 120 day notice period to redeem at the next available redemption date.

In accordance with U.S. GAAP, investments in investments funds valued at net asset value, as a practical expedient, are not required to be included in the fair value hierarchy.  All investments in investment funds were valued at their respective net asset value as of April 30, 2016, and are excluded from the fair value hierarchy.

5. Investment Transactions

Total purchases of investment funds for the year ended April 30, 2016 were $557,388,003.  Total proceeds from redemptions of investment funds for the year ended April 30, 2016 were $342,019,860.

6. Advance Subscriptions to Investment Funds

Advance subscriptions to investment funds represent amounts transferred prior to April 30, 2016 to investment funds to be made effective May 1, 2016, pursuant to each investment fund’s operating agreement.

7. Advisory Fee, Related Party Transactions, and Other Expenses

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee of 0.10% (1.20% per annum) of the Fund’s month end net asset value. The advisory fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last calendar

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

7. Advisory Fee, Related Party Transactions, and Other Expenses (continued)

day of each month, before adjustments for any repurchases effective on that day. The advisory fee is payable in arrears as of the last calendar day of the applicable quarter and is in addition to the asset-based management fees and incentive fees or allocations charged by the underlying investment funds and indirectly borne by Members in the Fund. For the year ended April 30, 2016, the Fund incurred advisory fees of $22,018,410, of which $5,799,137 was payable to the Adviser as of April 30, 2016.

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Fund’s units. The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agree to participate in the distribution of the Fund’s units. Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.00%.  The Sales Charge is in addition to the subscription price for units and does not form a part of an investor’s investment in the Fund.  The Sales Charge relating to units is paid directly to the Selling Agent that assisted in the placement of such units.

The Fund pays all investment expenses, including, but not limited to, brokerage commissions and all other costs of executing transactions, interest expense, commitment fees, custody fees, its share of expenses of the investment funds, including management fees to the investment managers of the investment funds (ranging from 0.00% to 3.50% of net asset value) and incentive fees or allocations to such investment managers (ranging from 0% to 35% of net profits), and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, fees paid to the Administrator, fees paid to the regulatory and compliance administrator, filing fees, insurance expense, and taxes. The Fund will also directly pay any extraordinary operating expenses. The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs, and communication expenses.

The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expense and commitment fees incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, and the advisory fee) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the prospectus that was in effect at the time of the original waiver.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

7. Advisory Fee, Related Party Transactions, and Other Expenses (continued)

No eligible expenses under the Expense Limitation Agreement were recaptured during the year ended April 30, 2016 and no amounts are subject to potential future reimbursement.

Compensation to the independent directors for the year ended April 30, 2016 was $82,083.

As of April 30, 2016, the directors, officers, and the Adviser and its employees, directly or indirectly, held units in the Fund as follows:

	Units	Percent of Net Assets

Directors	957.95	0.05%
Officers	133.47	0.01
Adviser and its employees	3,015.49	0.16
Total	4,106.91	0.22%

8. Commitments

As of April 30, 2016, the Fund has unfunded capital commitments to investment funds of $90,000,000.

9. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications and that contain a variety of representations and warranties. The Fund’s maximum exposure in connection with these contracts is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, no claims have been made under these indemnities in the past, and while there can be no assurances in this regard, the Fund is not aware of any such claims that may be made in the future.

10. Credit Facility

The Fund maintains a secured credit agreement with an unaffiliated bank for a revolving line of credit (the “Credit Facility”). The maximum availability under the Credit Facility is $150,000,000, subject to specific asset-based covenants. Borrowings are collateralized in full by certain assets of the Fund and bear interest at an annual rate of London Interbank Offered Rate plus 1.60% (the “spread”). Interest is accrued daily on any outstanding balance and, if not repaid on the interest accrual date, is automatically added to the principal amount of the loan. The Fund also pays an annual commitment fee of 0.65% based on the amount by which the maximum availability exceeds the outstanding loan balance. Interest expense and commitment fees incurred for the year ended April 30, 2016 are included on the consolidated statement of operations. For the year ended April 30, 2016, the average borrowings and average interest rate were $21,459,169 and 2.03%, respectively. As of April 30, 2016, the interest rate in effect was approximately 2.24%. The contractual maturity of the Credit Facility is April 20, 2018.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

11. Subsequent Events

The Adviser has performed a subsequent events review and determined that there were no subsequent events which would have a significant impact on the Fund’s financial position or results of operations.

Fund Management

The Fund’s officers are appointed by the Board of Directors and oversee the management of the day-to-day operations of the Fund under the supervision of the Board of Directors. One of the directors and all of the officers of the Fund are officers or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”). The other directors (the “Independent Directors”) are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). A list of the directors of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Directors

Name and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Disinterested Directors
Richard W. Meadows Age: 66	Independent Director	Term - Indefinite Length - Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price Age: 66	Independent Director	Term - Indefinite Length - Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
David Sung Age: 62	Independent Director	Term - Indefinite Length - Since October 1, 2015	Partner, Ernst & Young LLP (retired 2014); independent consultant (2014-present)	2	Lattice Series Trust (a series of 4 ETFs)
Interested Directors(2)
Jonathan Gans Age: 44	Chief Executive Officer/President, Director, Chairman of the Board	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood	2	0

(1) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal, or retirement.

(2) “Interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Officers

Set forth below is the Fund’s officers’ name, age, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2016. The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans Age: 44	Chief Executive Officer, President	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood
Alison Sanger Age: 44	Chief Compliance Officer	Term - Indefinite Length - Since inception	Chief Operating Officer and Chief Compliance Officer of Ironwood
Laurie Chatoff Age: 48	Secretary	Term - Indefinite Length - Since March 15, 2013	Chief Financial Officer of Ironwood
Martha Boero Age: 33	Treasurer	Term - Indefinite Length - Since March 15, 2013	Fund Controller of Ironwood

Item 2. Code of Ethics.

(a)
The Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party.

(b)	No items to be disclosed pursuant to this paragraph.

(c)
There have been no amendments, during the period covered by this report, to a provision of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(d)
The Fund has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(e)	Not applicable

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Fund’s Board of Directors has determined that David Sung is qualified to serve as an audit committee financial expert serving on its Audit Committee and that he is “independent” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $50,000 for the fiscal year ended April 30, 2016, and $50,000 for the fiscal year ended April 30, 2015.

Audit-Related Fees

(b)
The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended April 30, 2016, and $0 for the fiscal year ended April 30, 2015.

Tax Fees

(c)
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $21,000 for the fiscal year ended April 30, 2016, and $12,500 for the fiscal year ended April 30, 2015, all of which required pre-approval by the Board’s Audit Committee.

All Other Fees

(d)
The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended April 30, 2016, and $0 for the fiscal year ended April 30, 2015.

(e)
(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which specifies the procedures and conditions under which services may be pre-approved. If the proposed service is not specifically included in the Pre-Approval Policy, it must be pre-approved on a case-by-case basis. The Audit Committee considers whether the proposed services would impair the auditor’s independence and whether the auditor is in the best position to provide the most effective and efficient service. The Audit Committee may delegate pre-approval authority to one or more of its members. A member to whom such authority is delegated must report all approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibility to pre-approve services to be performed by the Fund’s independent auditor.

The following services are considered pre-approved by the Audit Committee for the period ending April 30, 2016: audits of the Fund required by regulatory or statutory bodies; audits of management assertions related to the effectiveness of internal controls over financial reporting as required under the Sarbanes-Oxley Act; services associated with SEC registration statements, periodic reports and other documents filed with the SEC; consultation on accounting or disclosure treatment of transactions or events; assistance in dealing with and responding to the SEC or any other regulatory agency on financial matter; tax compliance, including the preparation of federal, state, local and international tax returns; tax planning and advice.

The Audit Committee must specifically approve audit engagement and estimated tax return preparation fees.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c) (7) (i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0
(c) 100
(d) 0

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $116,800 for the fiscal year ended April 30, 2016, and $32,500 for the fiscal year ended April 30, 2015.

(h)
The Fund’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to unit holders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

The Fund is a feeder fund in a “master-feeder” structure whereby it invests all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund invests in other private investment funds (the “Underlying Funds”).  As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds.  Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

To the extent that the Master Fund receives notices or proxies from Underlying Funds (or to the extent the Master Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities to Ironwood.  Ironwood will vote proxies and respond to investor consent requests in the best interests of the Master Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)           Ironwood will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)           election of directors (where there are no related corporate governance issues);

(B)           selection or reappointment of auditors; or

(C)           increasing or reclassification of common stock.

(ii)           Ironwood will generally vote against proposals that:

(A)           make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)           introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Ironwood shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund.  In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to): (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Once filed, the Fund’s Form N-PX are available: (i) without charge, upon request, by calling the Fund at (415)-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager and Description of Role of Portfolio Manager(s)

The following information is as of April 30, 2016.

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund include Jonathan Gans, Benjamin Zack, and Simon Hong (the “Portfolio Managers”). The Portfolio Managers each serve on the Fund’s Investment & Risk Committee, which has ultimate authority for determining whether the Fund will invest in (or withdraw from) any particular investment. A unanimous vote of the Investment & Risk Committee is required for the Fund to take action with respect to any particular investment. Below are the names and biographical information of the Portfolio Managers.

Jonathan Gans is the Chief Executive Officer and President of Ironwood.  He joined Ironwood in 1996 and is the majority owner of the firm.  Jon is a member of the firm’s Investment & Risk Committee, Leadership Committee, Management Committee and Valuation Committee, and serves as a director for Ironwood’s offshore and registered funds.  Prior to joining Ironwood, Jon was employed at St. Claire Capital Management, where he served as General Counsel and Chief Operating Officer.  His prior professional experience also includes positions at the SEC Division of Enforcement and Glenwood Financial Group.  Jon earned a B.A., cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law, and is a member of the California State Bar.  Jon is a Trustee and Chair of the Investment Committee of the San Francisco Museum of Modern Art (SFMOMA) and is a chapter member of YPO Golden Gate.

Benjamin Zack joined Ironwood in 2004 and is a Managing Director and Partner of Ironwood.  He is a member of the firm’s Investment & Risk Committee and Leadership Committee.  Prior to joining Ironwood, Ben worked in the Health Care Investment Banking Group of Deutsche Banc Alex.  Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives, including mergers and acquisitions, equity and debt issuances and restructurings.  Ben earned a B.B.A. in Finance from the University of Texas at Austin and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

Simon Hong, CAIA joined Ironwood in 2008 and is a Director and Partner of Ironwood. He is a member of the firm’s Investment & Risk Committee.  Simon previously worked in the Investment Banking Division and Global Capital Markets group at Morgan Stanley where he helped advise clients on a wide variety of strategic and financial alternatives.  Simon’s prior experience also includes positions in the Investment Management Division of Morgan Stanley and the Private Client Group of Merrill Lynch.  Simon received a B.A. in Business Economics from Brown University.  Simon is a CAIA designee and is a member of the Chartered Alternative Investment Analyst Association.

 (a)(2)(i-iii) Other SEC-Registered Investment Companies Managed as of April 30, 2016

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	1(1)	$1.98 billion	0	$0
Benjamin Zack	1(1)	$1.98 billion	0	$0
Simon Hong	1(1)	$1.98 billion	0	$0
(1)           The other registered investment company managed by this portfolio manager is the Master Fund.

Other Pooled Investment Vehicles Managed as of April 30, 2016

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	2	$1.05 billion	0	$0
Benjamin Zack	2	$1.05 billion	0	$0
Simon Hong	2	$1.05 billion	0	$0

Other Accounts Managed as of April 30, 2016

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	0	$0	0	$0
Benjamin Zack	0	$0	0	$0
Simon Hong	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

The following actual and potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments:

1)
Other Activities. Ironwood also provides investment advisory services to other investment funds which utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”).  The Fund has no interest in these activities. Ironwood and the investment professionals who, on behalf of Ironwood, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Other Ironwood Funds.

2)
Preferential Terms.  Ironwood, its affiliates, or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Fund.

3)
Allocation of Investments with Underlying Funds Between Funds.  Ironwood is also the investment adviser of the Other Ironwood Funds.  To the extent practicable, Ironwood selects Underlying Funds for investment by the Fund that are managed by Underlying Advisers that advise parallel funds (the “Underlying Parallel Funds”) in which the Other Ironwood Funds may have made or may make an investment. In some cases, the Fund may invest in the same Underlying Funds as the Other Ironwood Funds. Conflicts of interest may arise with the allocation of investment transactions and opportunities, as well as in the amount or timing of when redemption notices are placed. The Fund may be forced to waive voting rights to address regulatory implications that might arise under the 1940 Act. The Fund and Ironwood have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Ironwood Funds in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

4)
Proprietary Trading by Ironwood, the Underlying Funds and Their Principals. Ironwood, the Underlying Funds and their respective principals and employees may trade securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests. Furthermore, certain principals and employees of Ironwood have made direct investments in Underlying Funds or Underlying Parallel Funds managed by Underlying Advisers and Ironwood’s advisory clients have made investments in the same Underlying Funds or other pooled investment vehicles managed by such Underlying Advisers.

(a)(3) Portfolio Manager Compensation Structure

The following information is as of April 30, 2016.

Jonathan Gans is an employee and owner of Ironwood. Mr. Gans receives base compensation and also participates in the firm’s profits and losses. Mr. Gans does not receive any additional compensation directly relating to the Fund and does not receive any additional compensation from the Fund for serving as a portfolio manager of the Fund. Benjamin Zack and Simon Hong are employees of Ironwood and receive a combination of base compensation and discretionary compensation. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite,” which includes results of all accounts managed by Ironwood. Mr. Zack and Mr. Hong may elect to defer a portion of the discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Zack and Mr. Hong also participate in a stock-based compensation plan designed to compensate them as if they were direct owners of Ironwood. They do not receive compensation from Ironwood or the Fund directly identifiable for serving as a portfolio manager of the Fund.

(a)(4) Disclosure of Securities Ownership as of April 30, 2016

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of April 30, 2016
Jonathan Gans	$100,001 to $500,000
Benjamin Zack	$0
Simon Hong	$0

(b) Not applicable

Item 9. Purchases of equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) , or this Item.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of  Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ironwood Multi-Strategy Fund LLC
By:

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date:  July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date:  July 8, 2016

By:

/s/ Martha Boero
Martha Boero, Treasurer
(principal financial officer)

Date:  July 8, 2016